UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2007

BIOFUEL ENERGY CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33530 (Commission File Number)	20-5952523 (I.R.S. Employer Identification No.)

1801 Broadway, Suite 1060 Denver, CO (Address of Principal Executive Offices)	80202 (Zip Code)

(303) 592-8110
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On October 15, 2007, BioFuel Energy Corp. (the “Company”) issued a press release announcing that its Board of Directors approved a stock repurchase plan and authorized the repurchase of up to $7.5 million of the Company’s common stock. The purchases will be funded out of cash on hand and made from time to time in the open market. The plan may be discontinued at any time.

Attached hereto as Exhibit 99.1 is a copy of the Company’s press release announcing the stock repurchase plan.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press Release dated October 15, 2007, announcing the approval by the Board of Directors of a stock repurchase plan of BioFuel Energy Corp.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOFUEL ENERGY CORP.
Date: October 15, 2007	By:	/s/ Scott H. Pearce
	Name:	Scott H. Pearce
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated October 15, 2007, announcing the approval by the Board of Directors of a stock repurchase plan of BioFuel Energy Corp.